UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — January 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Tax-Free High Yield Fund

Semiannual report
1 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTHAX

Putnam
Tax-Free High Yield
Fund

Semiannual report
1 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 19, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. The spread of the coronavirus into regions beyond China unnerved investors worldwide. In late February, largely in response to this issue, stock markets experienced their worst weekly performance since the 2008 financial crisis. As often happens when stocks decline sharply, bonds provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell below 1% for the first time in history.

While this is not the first time global financial markets have encountered such turbulence, it can be unsettling for investors. Markets that are usually rational can behave irrationally at times. Throughout history, however, markets have proven remarkably resilient, routinely recovering from short-term crisis events to move higher over longer time periods. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals have experience in all types of market conditions and remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds that are exempt from federal and state income taxes.

Meticulous credit research

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Members of Putnam’s fixed-income organization have a range of skills to analyze the credit risk of below-investment-grade municipal bonds and help build a well-diversified portfolio.

2 Tax-Free High Yield Fund

Tax benefits can make municipal bond income more attractive

While the stated pretax yields on municipal bonds may be lower than those of taxable bonds, their taxable equivalent yields can be higher since the income most of these bonds pay is exempt from federal income tax.

Source: Putnam, as of 1/31/20. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2018 (August 2019). Most recent data available.

Tax-Free High Yield Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/20. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Tax-Free High Yield Fund

Paul, how did municipal bonds perform during the reporting period?

Municipal bonds rallied, with the benchmark Bloomberg Barclays Municipal Bond Index rising 3.33% for the period. This performance came amid stock market volatility due to the U.S.–China trade dispute and slowing global growth, which contributed to recession fears.

The asset class was supported by a combination of stabilizing U.S. economic fundamentals and positive supply/demand dynamics [technicals]. The Federal Reserve announced its second rate cut of 2019 in September to help keep the U.S. economy on solid footing. However, when the Fed announced another rate cut in October 2019, it hinted that it could be nearing a pause. Policy makers indicated that they remain data dependent with regard to future rate moves rather than being predisposed to adjusting rates lower. At its December 2019 policy meeting, the Fed held interest rates steady. The decision to keep its benchmark rate in a target range of 1.50% to 1.75% was a unanimous outcome, as was its decision to leave rates unchanged at its January 2020 policy meeting.

Tax-Free High Yield Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 1/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/20. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax-Free High Yield Fund

Against this backdrop, lower-rated investment-grade municipal bonds rated BBB outperformed higher rated cohorts, but underperformed high-yield bonds over the period.

What factors contributed to the strong technicals?

Investor demand for municipal bonds continued at a record pace over the period. Fund flows, a measure of investor demand for mutual funds, trended higher for municipal bond funds as a result. The cap on state and local tax [SALT] deductions was a factor in this demand, as was overall investor concern about the state of the U.S. and global economy. According to Lipper, total municipal bond fund inflows for 2019 were $92.4 billion, a new annual record.

Supply also continued to climb due to refundings and new issuance in the low-rate environment. [Refundings occur when municipalities issue new bonds at the prevailing lower rates to pay off their existing, more expensive debt.] According to Bond Buyer, total municipal issuance was $421.7 billion in 2019.

With supportive technicals and the Fed’s three rate reductions, municipal bond yields declined to near-record lows during the period. This contributed to their low ratio to U.S. Treasury yields. This ratio measures the yield on AAA-rated municipal bonds relative to the yield on Treasury yields of similar maturities. The higher, or cheaper, the ratio, the more attractive municipal bonds are relative to U.S. Treasuries.

How did the fund perform during the reporting period?

For the six months ended January 31, 2020, the fund outperformed the benchmark and the average return of its Lipper peer group, High Yield Municipal Debt Funds.

What was your investment approach?

With regard to credit positioning, we favored higher-rated bonds over lower-rated, high-yield bonds due to the credit spread compression in the municipal bond market. Accordingly, the fund held an overweight exposure to higher-quality bonds rated A and BBB and an underweight exposure to non-rated bonds relative to the fund’s Lipper peer group. The fund’s overweight in bonds rated BBB was especially beneficial since they outperformed the market when the Fed’s outlook became more dovish. From a sector positioning perspective, we favored land secured, long-term care, and general obligation bonds relative to the fund’s Lipper peer group.

Duration positioning, a measure of the fund’s interest-rate sensitivity, was generally neutral relative to the level of its Lipper peer group. The fund’s yield-curve positioning focused on longer intermediate-term securities with maturities of 10 to 15 years. As part of this strategy, the fund held underweight exposures to long maturity holdings compared with the benchmark.

Within our state strategy, we believe the financial profile of the state of Illinois continues to stabilize. This was not completely reflected by market spreads, in our view. Thus, we believe these holdings look attractive from a fundamental and relative value standpoint.

We remain cautious about Puerto Rico due to its uncertain economic recovery and weak credit fundamentals. As such, the fund remained underweight in its exposure to Puerto Rico’s municipal bonds compared with its Lipper peer group.

What is your assessment of the general health of the municipal bond market?

Overall, the fundamental credit outlook for municipal bonds remains solid, in our view. In

Tax-Free High Yield Fund 7

2019, defaults remained a fraction of the overall municipal bond market.

At the state and local level, we saw broad financial improvement, which supported municipal technicals, in our view. Strong employment, consumer confidence, and positive economic growth have contributed to rising tax collections. State and local tax collections were 5.6% higher in the third quarter of 2019 compared with the third quarter of 2018. At the local government level, property taxes increased 3.1% to $110 billion, a new third-quarter record. State and local debt levels remained nearly flat over the past decade, and the median state “rainy day” fund balance rose to a post-2008-financial crisis high of over $70 billion [BofA Global Research January 3, 2020]. Admittedly, pensions remain a long-term credit headwind, in our view. But we continue to actively monitor developments as part of our ongoing credit analysis.

What is your outlook for interest rates and the municipal bond market as 2020 begins?

We believe the U.S.–China trade war has created challenges for some sectors of the U.S. economy. U.S. gross domestic product [GDP] declined from a 3.1% annualized rate in the first quarter of 2019 to 2.0% in the second quarter. Third-quarter and fourth-quarter GDP both came in at 2.1%. In our view, we do not think a U.S. recession is likely in 2020.

In March 2020, the Fed cut interest rates by half a percentage point in order stem economic fears related to the coronavirus. We believe the market has priced in almost 100 basis points additional cuts to the Federal Funds rate. We will continue to monitor the impact on U.S. and global economic activity. As always, we will adjust the portfolios to incorporate our views on markets as conditions change.

Municipal bonds have flourished in this low-inflation, low-interest-rate environment. The benchmark closed out 2019 with a total return of 7.54%. This was the sixth consecutive year of positive performance for the municipal bond market and the second highest annual

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax-Free High Yield Fund

return in the past 10 years. Given the asset class’s strong performance, relative valuations appear on the richer end of the spectrum versus U.S. Treasuries. As a consequence, we have tactically become somewhat more defensive in the near term.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Tax-Free High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/20
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	6.07%	79.38%	6.02%	25.86%	4.71%	21.02%	6.57%	11.09%	4.35%
After sales charge	5.94	72.20	5.59	20.83	3.86	16.18	5.13	6.64	0.17
Class B (9/9/85)
Before CDSC	6.07	70.74	5.50	22.06	4.07	18.84	5.92	10.38	4.01
After CDSC	6.07	70.74	5.50	20.06	3.72	15.84	5.02	5.38	–0.99
Class C (2/1/99)
Before CDSC	5.82	66.07	5.20	21.05	3.90	18.21	5.73	10.21	3.93
After CDSC	5.82	66.07	5.20	21.05	3.90	18.21	5.73	9.21	2.93
Class R6 (5/22/18)
Net asset value	5.90	83.85	6.28	27.40	4.96	21.85	6.81	11.33	4.47
Class Y (1/2/08)
Net asset value	5.90	83.89	6.28	27.42	4.97	21.87	6.82	11.40	4.54

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class A, C, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 Tax-Free High Yield Fund

Comparative index returns For periods ended 1/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.42%	54.89%	4.47%	18.96%	3.53%	16.15%	5.12%	8.65%	3.33%
Lipper High Yield
Municipal Debt Funds	6.16	76.44	5.81	25.77	4.67	20.97	6.53	10.55	4.18
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/20, there were 192, 189, 154, 132, 91, and 4 funds, respectively, in this Lipper category.

Fund price and distribution information For the 6-month period ended 1/31/20
Distributions	Class A		Class B	Class C	ClassR6	Class Y
Number	6		6	6	6	6
Income[1]	$0.222921		$0.182481	$0.172518	$0.240447	$0.239130
Capital gains[2]	—		—	—	—	—
Long-term gains	0.080300		0.080300	0.080300	0.080300	0.080300
Short-term gains	0.058400		0.058400	0.058400	0.058400	0.058400
Total	$0.361621		$0.321181	$0.311218	$0.379147	$0.377830
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
7/31/19	$12.87	$13.41	$12.90	$12.90	$12.93	$12.92
1/31/20	13.06	13.60	13.09	13.09	13.12	13.12
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	3.02%	2.90%	2.41%	2.26%	3.27%	3.25%
Taxable equivalent[4]	5.10	4.90	4.07	3.82	5.52	5.49
Current 30-day
SEC yield[5]	N/A	1.94	1.41	1.26	2.27	2.25
Taxable equivalent[4]	N/A	3.28	2.38	2.13	3.83	3.80

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Tax-Free High Yield Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/20/93)
Before sales charge	6.03%	78.40%	5.96%	26.18%	4.76%	19.82%	6.21%	9.50%	3.08%
After sales charge	5.90	71.26	5.53	21.13	3.91	15.03	4.78	5.12	–1.04
Class B (9/9/85)
Before CDSC	6.03	69.80	5.44	22.38	4.12	17.67	5.57	8.81	2.76
After CDSC	6.03	69.80	5.44	20.38	3.78	14.67	4.67	3.81	–2.24
Class C (2/1/99)
Before CDSC	5.78	65.32	5.16	21.46	3.97	17.14	5.42	8.64	2.68
After CDSC	5.78	65.32	5.16	21.46	3.97	17.14	5.42	7.64	1.68
Class R6 (5/22/18)
Net asset value	5.86	82.86	6.22	27.72	5.02	20.75	6.49	9.74	3.20
Class Y (1/2/08)
Net asset value	5.86	82.89	6.22	27.74	5.02	20.77	6.49	9.72	3.19

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 7/31/19	0.84%	1.46%	1.61%	0.59%	0.61%
Annualized expense ratio for the six-month
period ended 1/31/20	0.85%	1.47%	1.62%	0.60%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12 Tax-Free High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/19 to 1/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000 *†	$4.37	$7.54	$8.30	$3.08	$3.19
Ending value (after expenses)	$1,043.50	$1,040.10	$1,039.30	$1,044.70	$1,045.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/20, use the following calculation method. To find the value of your investment on 8/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000 *†	$4.32	$7.46	$8.21	$3.05	$3.15
Ending value (after expenses)	$1,020.86	$1,017.75	$1,016.99	$1,022.12	$1,022.02

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Tax-Free High Yield Fund 13

Consider these risks before investing

Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

14 Tax-Free High Yield Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Tax-Free High Yield Fund 15

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2020, Putnam employees had approximately $466,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Tax-Free High Yield Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax-Free High Yield Fund 17

The fund’s portfolio 1/31/20 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	NATL National Public Finance Guarantee Corporation
AGC Assured Guaranty Corporation	U.S. Govt. Coll. U.S. Government Collateralized
AGM Assured Guaranty Municipal Corporation	VRDN Variable Rate Demand Notes, which are floating-
AMBAC AMBAC Indemnity Corporation	rate securities with long-term maturities that carry
COP Certificates of Participation	coupons that reset and are payable upon demand
FRN Floating Rate Notes: the rate shown is the current	either daily, weekly or monthly. The rate shown is the
interest rate or yield at the close of the reporting period.	current interest rate at the close of the reporting
Rates may be subject to a cap or floor. For certain	period. Rates are set by remarketing agents and may
securities, the rate may represent a fixed rate currently	take into consideration market supply and demand,
in place at the close of the reporting period.	credit quality and the current SIFMA Municipal Swap
G.O. Bonds General Obligation Bonds	Index rate, which was 0.94% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (102.3%)*	Rating**	Principal amount	Value
Alabama (1.5%)
Black Belt Energy Gas Dist. Mandatory Put Bonds
(12/1/23), Ser. A, 4.00%, 12/1/48	A3	$1,200,000	$1,312,248
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	3,000,000	3,603,540
zero %, 10/1/46	BBB	8,800,000	8,612,208
			13,527,996
Alaska (2.7%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A, 4.00%, 10/1/49	A+/F	8,500,000	9,388,930
Northern Tobacco Securitization Corp. Rev. Bonds
Ser. A, 5.00%, 6/1/46	B3	13,070,000	13,101,107
(Tobacco Settlement), Ser. C, zero %, 6/1/46	B/P	20,860,000	2,355,094
			24,845,131
Arizona (2.5%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	1,500,000	1,677,840
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	1,500,000	1,640,700
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Choice Academies, Inc.), 5.375%, 9/1/32	BB	1,000,000	1,048,520
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	3,800,000	4,142,608
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	750,000	811,118
5.00%, 7/1/35	BB	1,500,000	1,644,780
Ser. A, 5.00%, 7/1/35	BB	1,750,000	1,918,910
Phoenix, Indl. Dev. Auth. Student Hsg. Rev. Bonds,
(Downtown Phoenix Student Hsg., LLC-AZ State U.),
Ser. A, 5.00%, 7/1/37	Baa3	750,000	905,295
Pinal Cnty., Indl. Dev. Auth. Env. Fac. 144A Rev.
Bonds, (Green Bond), 7.25%, 10/1/33	BB–/P	2,750,000	2,895,750
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	1,525,000	2,012,649
5.00%, 12/1/32	A3	1,500,000	1,989,570

18 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	$1,600,000	$1,689,696
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	545,020
			22,922,456
California (5.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	1,295,000	1,379,641
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB	1,000,000	1,137,000
CA State Muni. Fin. Auth Mobile Home Park
Rev. Bonds, (Caritas Affordable Hsg., Inc.),
5.25%, 8/15/39	BBB+	800,000	904,296
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A
5.25%, 8/1/42	BB	850,000	896,419
5.00%, 8/1/32	BB	665,000	702,606
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	5,090,000	5,523,668
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,947,894
CA State Statewide Cmnty. Dev. Auth. College
Hsg. 144A Rev. Bonds, (CA College of the Arts),
5.25%, 7/1/49	BB+	1,000,000	1,171,590
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	A–/F	500,000	559,660
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/42	A–/F	1,750,000	1,963,710
(Terraces at San Joaquin Gardens), Ser. A,
5.625%, 10/1/32	A–/F	1,105,000	1,240,893
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	850,000	940,636
(American Baptist Homes of the West),
5.00%, 10/1/43	A–/F	1,000,000	1,068,640
Golden State Tobacco Securitization
Corp. Rev. Bonds
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/47	BB/P	6,000,000	6,289,500
Ser. A-1, 5.00%, 6/1/26	BBB	1,400,000	1,690,892
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	775,000	822,670
Long Beach, Bond Fin. Auth. Rev. Bonds,
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/37	A2	2,000,000	2,933,200
Morongo Band of Mission Indians 144A Rev. Bonds,
Ser. B, 5.00%, 10/1/42	BBB–/F	3,650,000	4,245,206
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	1,000,000	1,079,660
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	A–	750,000	842,363
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Fac.
Dist. Special Tax Bonds, (No. 6 Mission Bay South),
Ser. A, 5.15%, 8/1/35	BBB/P	1,000,000	1,016,560

Tax-Free High Yield Fund 19

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
California cont.
San Francisco, City & Cnty. Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BBB/P	$8,000,000	$2,242,720
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist.
No. 1), 7.75%, 8/1/32	B+/P	3,780,000	3,793,230
Tobacco Securitization Auth. of Southern CA Rev.
Bonds, Ser. B-2, Class 2, zero %, 6/1/54	BB/P	14,660,000	2,314,814
			46,707,468
Colorado (5.4%)
Aviation Station North Metro. Dist. No. 2 G.O. Bonds,
Ser. A, 5.00%, 12/1/48	B+/P	1,000,000	1,074,740
Broadway Station Metro. Dist. No. 2 Co. G.O. Bonds,
Ser. A, 5.125%, 12/1/48	B/P	1,500,000	1,619,250
Broadway Station Metro. Dist. No. 3 G.O. Bonds,
5.00%, 12/1/49	B/P	1,250,000	1,326,988
Central Platte Valley, Metro. Dist. G.O. Bonds,
5.00%, 12/1/43	BB+	850,000	919,921
CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	A2	1,000,000	556,230
Ser. A, NATL, zero %, 9/1/28	A2	5,000,000	4,249,000
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	871,892
(Christian Living Cmntys.), 5.25%, 1/1/37	BB/P	750,000	786,465
(Christian Living Cmntys.), 5.125%, 1/1/30	BB/P	1,415,000	1,488,099
(Commonspirit Health), Ser A-1, 4.00%, 8/1/37 T	BBB+	425,000	482,668
(Commonspirit Health), Ser A-1, 4.00%, 8/1/38 T	BBB+	625,000	708,538
(Commonspirit Health), Ser A-1, 4.00%, 8/1/39 T	BBB+	625,000	707,277
(Commonspirit Health), Ser A-1, 4.00%, 8/1/44 T	BBB+	2,000,000	2,228,303
(Commonspirit Health), Ser A-2, 4.00%, 8/1/49 T	BBB+	4,000,000	4,476,688
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/47	BB+/F	250,000	283,908
(Frasier Meadows Retirement Cmnty.), Ser. A,
5.25%, 5/15/37	BB+/F	1,000,000	1,158,170
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/48	BB+/F	500,000	528,435
(Frasier Meadows Retirement Cmnty.), Ser. B,
5.00%, 5/15/39	BB+/F	2,000,000	2,126,580
(Christian Living Neighborhood), 5.00%, 1/1/31	BB/P	2,000,000	2,230,880
(Christian Living Neighborhoods), 4.00%, 1/1/38	BBB/P	550,000	594,941
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	A2	12,000,000	8,464,800
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	330,000	349,770
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	3,000,000	3,150,510
Pub. Auth. for CO Energy Rev. Bonds, (Natural Gas
Purchase), 6.50%, 11/15/38	A2	2,000,000	3,157,540

20 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Colorado cont.
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1
5.00%, 12/1/47	Ba1	$1,000,000	$1,136,260
5.00%, 12/1/37	Ba1	500,000	575,660
STC Metro. Dist. No. 2 G.O. Bonds, Ser. A,
5.00%, 12/1/38	B+/P	2,000,000	2,187,480
Trails at Crowfoot Metro. Dist. No. 3 G.O. Bonds,
Ser. A, 5.00%, 12/1/49	B+/P	2,000,000	2,084,360
Willow Bend Metro. Dist. G.O. Bonds, Ser. A,
5.00%, 12/1/49	BB–/P	1,000,000	1,070,360
			50,595,713
Connecticut (0.6%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds,
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	1,500,000	1,684,425
CT State Hlth. & Edl. Fac. Auth. 144A Rev.
Bonds, (Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/46	BB/F	1,000,000	1,098,480
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	2,500,000	2,893,000
			5,675,905
Delaware (1.4%)
DE State Econ. Dev. Auth. Rev. Bonds
(Indian River Pwr.), 5.375%, 10/1/45	Baa2	3,000,000	3,067,590
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/46	BB+	1,820,000	1,978,959
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/36	BB+	700,000	772,429
DE State Hlth. Fac. Auth. VRDN, (Christiana Care),
Ser. A, 1.15%, 10/1/38	VMIG 1	2,920,000	2,920,000
Millsboro Special Oblig. 144A Tax Alloc. Bonds,
(Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB–/P	3,500,000	3,865,610
			12,604,588
District of Columbia (1.8%)
DC, Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB–	3,945,000	4,114,201
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB–/P	2,195,000	2,360,437
(Kipp DC), Ser. B, 5.00%, 7/1/37	BBB+	3,315,000	4,006,774
(KIPP DC), 4.00%, 7/1/39	BBB+	1,250,000	1,407,388
Metro. Washington, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
Cap Apprec 2nd Sr Lien, Ser. B, zero %, 10/1/40	A–	995,000	547,340
(Dulles Metrorail & Capital Impt Project), Ser. B,
4.00%, 10/01/44 T	A–	1,940,000	2,219,372
(Dulles Metrorail & Capital Impt Project), Ser. B,
4.00%, 10/01/49 T	A–	1,935,000	2,200,985
			16,856,497
Florida (5.1%)
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	500,000	536,335
Charlotte Cnty., Indl. Dev. Auth. Util. Syst. 144A Rev.
Bonds, (Town & Country Util.), 5.00%, 10/1/49	B/P	500,000	552,500

Tax-Free High Yield Fund 21

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Florida cont.
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Baptist Health Care Corp. Oblig. Group), Ser. A,
4.00%, 8/15/50 ###	BBB+	$3,000,000	$3,338,460
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	560,000	632,408
Greater Orlando Aviation Auth. Rev. Bonds,
(JetBlue Airways Corp.), 5.00%, 11/15/36	B/P	1,000,000	1,073,030
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl.
Hlth.), 5.00%, 11/15/45	A2	5,885,000	6,659,054
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.00%, 5/1/36	B+/P	900,000	967,680
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	970,000	1,037,114
Lakewood Ranch, Stewardship Dist. 144A Special
Assmt. Bonds, (Northeast Sector), 5.30%, 5/1/39	B–/P	1,250,000	1,388,725
Lee Cnty., Indl. Dev. Auth. Rev. Bonds,
(Shell Point/Waterside Hlth.)
5.00%, 11/15/44	BBB+	1,800,000	2,102,472
5.00%, 11/15/39	BBB+	750,000	885,090
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	A–	3,000,000	3,027,240
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	2,195,000	2,415,554
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	750,000	798,120
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds,
(Republic Drive/Universal), 5.00%, 4/1/24	A+/F	2,000,000	2,150,000
Palm Beach Cnty., 144A Rev. Bonds, (PBAU Hsg.),
Ser. A, 5.00%, 4/1/39	Ba1	500,000	569,235
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Baptist Hlth. South FL), 4.00%, 8/15/49	AA–	3,000,000	3,394,050
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds,
(2017 Foundation for Global Understanding, Inc.),
5.00%, 7/1/39	AAA/P	1,770,000	2,093,291
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds,
(Village on the Isle), Ser. A, 5.00%, 1/1/42	BBB–/F	1,200,000	1,322,256
Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac. Rev.
Bonds, (Village of Isle)
5.00%, 1/1/31	BBB–/F	1,285,000	1,455,879
5.00%, 1/1/30	BBB–/F	750,000	852,735
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	1,440,000	1,622,520
Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6.00%, 5/1/36	B–/P	1,355,000	1,360,908
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	995,000	1,042,800
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	1,070,000	1,196,025
Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	2,705,000	2,837,031

22 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Florida cont.
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	$1,245,000	$1,349,468
Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds,
(Phase II), 6.125%, 5/1/39	BBB–/P	730,000	738,125
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	245,000	254,832
			47,652,937
Georgia (2.0%)
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds,
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	2,000,000	2,048,660
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds,
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	1,250,000	1,404,325
GA State Private College & U. Auth. Rev. Bonds,
(Mercer U.), Ser. A, 5.00%, 10/1/32	Baa1	1,100,000	1,161,336
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy)
5.00%, 3/1/47	BBB–/F	1,365,000	1,503,984
5.00%, 3/1/37	BBB–/F	2,385,000	2,670,628
Muni. Election Auth. of GA Rev. Bonds
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	3,500,000	4,006,135
(Plant Vogtle Units 3 & 4), Ser. A, 5.00%, 1/1/63	A2	2,000,000	2,339,840
(Plant Vogtle Units 3 & 4), Ser. A, 4.00%, 1/1/59	A2	3,000,000	3,234,210
			18,369,118
Guam (0.1%)
Territory of GU, Dept. of Ed. COP, (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	500,000	511,430
			511,430
Idaho (0.1%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 5.00%, 3/1/37	A3	500,000	606,615
			606,615
Illinois (14.2%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	7,040,000	8,703,411
Ser. A, 5.50%, 1/1/49	BBB+	2,000,000	2,431,700
Ser. D-05, 5.50%, 1/1/37	BBB+	3,250,000	3,759,860
Ser. G-07, 5.50%, 1/1/35	BBB+	1,200,000	1,392,000
Ser. A, 5.00%, 1/1/44	BBB+	2,000,000	2,350,440
Ser. A, 5.00%, 1/1/27	BBB+	4,000,000	4,769,840
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	4,858,000	4,868,833
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB–	4,000,000	4,499,320
Ser. H, 5.00%, 12/1/36	BB–	4,600,000	5,417,328
Chicago, Board of Ed. 144A G.O. Bonds, Ser. A,
7.00%, 12/1/46	BB–	1,500,000	1,947,225
Chicago, Motor Fuel Tax Rev. Bonds
AGM, 5.00%, 1/1/30	AA	200,000	222,762
5.00%, 1/1/28	Ba1	1,000,000	1,094,450

Tax-Free High Yield Fund 23

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C
5.00%, 1/1/34	A	$1,950,000	$2,207,732
5.00%, 1/1/33	A	1,000,000	1,134,580
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/42	A	650,000	700,239
5.00%, 11/1/39	A	1,075,000	1,213,310
5.00%, 11/1/30	A	1,400,000	1,663,732
5.00%, 11/1/28	A	1,500,000	1,797,495
Cook Cnty., G.O. Bonds, 5.00%, 11/15/34	A+	1,000,000	1,177,540
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	772,000	777,898
IL Fin. Auth. Rev. Bonds, (Navistar Intl. Recvy. Zone),
6.75%, 10/15/40	BB–	1,155,000	1,185,654
IL State G.O. Bonds
Ser. A, 5.25%, 12/1/30	Baa3	5,000,000	6,072,700
5.25%, 2/1/30	Baa3	3,000,000	3,350,670
5.00%, 11/1/41	Baa3	1,900,000	2,173,486
5.00%, 1/1/41	Baa3	1,000,000	1,129,290
5.00%, 2/1/39	Baa3	500,000	546,290
Ser. A, 5.00%, 5/1/38	Baa3	2,500,000	2,942,400
5.00%, 11/1/34	Baa3	2,250,000	2,614,455
Ser. A, 5.00%, 10/1/33	Baa3	1,025,000	1,230,328
Ser. A, 5.00%, 12/1/31	Baa3	7,200,000	8,593,128
Ser. C, 5.00%, 11/1/29	Baa3	6,650,000	7,917,756
5.00%, 2/1/29	Baa3	2,000,000	2,373,920
Ser. A, 5.00%, 12/1/28	Baa3	2,700,000	3,262,059
Ser. D, 5.00%, 11/1/28	Baa3	2,000,000	2,395,600
Ser. A, 5.00%, 10/1/27	Baa3	2,000,000	2,419,820
Ser. D, 5.00%, 11/1/26	Baa3	4,655,000	5,513,010
IL State Fin. Auth. Rev. Bonds
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	1,000,000	1,084,200
(Plymouth Place), 5.25%, 5/15/45	BB+/F	850,000	916,853
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	500,000	546,460
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/47	BBB+	850,000	979,107
(Rosalind Franklin U. of Medicine & Science),
Ser. A, 5.00%, 8/1/42	BBB+	500,000	579,485
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/34	A+	1,400,000	1,667,358
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	200,000	238,736
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/30	A+	400,000	483,412
(Riverside Hlth. Syst.), 4.00%, 11/15/32	A+	600,000	660,738
IL State Fin. Auth. Student Hsg. & Academic Fac.
Rev. Bonds, (U. of IL-CHF-Chicago, LLC), Ser. A,
5.00%, 2/15/47	Baa3	4,000,000	4,564,640

24 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion)
Ser. A, 5.00%, 6/15/50 ###	BBB	$7,000,000	$8,417,640
Ser. B, stepped-coupon zero % (4.850%, 6/15/31),
12/15/42 ††	BBB	3,000,000	2,433,840
Sales Tax Securitization Corp. Rev. Bonds, Ser. C,
5.50%, 1/1/36	AA–	3,000,000	3,863,190
			132,285,920
Indiana (0.2%)
Valparaiso, Exempt Facs. Rev. Bonds,
(Pratt Paper, LLC), 6.75%, 1/1/34	B+/P	1,875,000	2,183,588
			2,183,588
Iowa (0.3%)
IA State Fin. Auth. Midwestern Disaster Rev. Bonds,
(IA Fertilizer Co., LLC), 5.25%, 12/1/25	B+	2,250,000	2,501,235
			2,501,235
Kansas (1.4%)
Lyon Cnty., Unified School Dist. No. 253 Emporia
G.O. Bonds, 4.00%, 9/1/48	A1	9,250,000	10,256,863
Wichita, Hlth. Care Fac. Rev. Bonds,
(Presbyterian Manors), Ser. I, 5.00%, 5/15/38	BB–/P	1,000,000	1,106,440
Wyandotte, Cnty./Kansas City, Unified Govt. 144A
Rev. Bonds, (Legends Apt. Garage & West Lawn),
4.50%, 6/1/40	AA	1,425,000	1,511,669
			12,874,972
Kentucky (1.8%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home
Indpt. Living), 5.00%, 5/15/36	BB/P	2,000,000	2,130,560
KY Pub. Trans. Infrastructure Auth. Rev. Bonds,
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	2,000,000	2,275,020
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	375,000	442,024
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	1,400,000	1,467,760
KY State Property & Bldg. Comm. Rev. Bonds,
(No. 122), Ser. A, 4.00%, 11/1/35	A1	1,000,000	1,131,270
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A3	8,500,000	9,548,390
			16,995,024
Louisiana (0.8%)
LA State Pub. Fac. Auth. Rev. Bonds, (LA State U.
Greenhouse Phase III), Ser. A
5.00%, 7/1/59	A3	1,000,000	1,198,700
4.00%, 7/1/54	A3	2,640,000	2,891,460
4.00%, 7/1/49	A3	1,000,000	1,103,490
4.00%, 7/1/44	A3	1,000,000	1,114,340
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	1,000,000	10
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	765,000	841,806
			7,149,806

Tax-Free High Yield Fund 25

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Maine (0.5%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba3	$3,000,000	$3,246,840
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B2	1,000,000	1,144,400
			4,391,240
Maryland (0.9%)
Brunswick, Special Tax, 5.00%, 7/1/36	B+/P	1,000,000	1,135,220
Frederick Cnty., Edl. Fac. 144A Rev. Bonds,
(Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	573,485
Prince Georges Cnty., Special Oblig. 144A Tax Alloc.
Bonds, (Westphalia Town Ctr.)
5.25%, 7/1/48	B/P	2,000,000	2,251,180
5.125%, 7/1/39	B/P	300,000	337,923
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	750,000	842,235
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	3,000,000	3,269,100
			8,409,143
Massachusetts (1.4%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Communities), Ser. A, 6.00%, 1/1/33	BBB/P	250,000	280,153
(Loomis Communities), Ser. A, U.S. Govt. Coll.,
6.00%, 1/1/33 (Prerefunded 7/1/23)	AAA/P	250,000	292,240
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5.75%, 7/15/43	BB+	1,000,000	1,095,770
(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,029,480
(Atrius Hlth. Oblig. Group), Ser. A, 4.00%, 6/1/49	BBB	5,000,000	5,428,250
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	1,186,016	349,626
MA State Dev. Fin. Agcy. 144A Rev. Bonds,
(Linden Ponds, Inc. Fac.), 5.125%, 11/15/46	BB/F	2,000,000	2,281,335
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28
(In default) †	D/P	2,035,000	1,526,250
			13,283,104
Michigan (2.9%)
Detroit, G.O. Bonds
5.00%, 4/1/37	Ba3	350,000	400,421
5.00%, 4/1/36	Ba3	1,400,000	1,605,968
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 7.50%, 7/1/39	Ba1	700,000	714,882
Ser. A, 5.25%, 7/1/39	Ba1	500,000	532,660
MI State Fin. Auth. Rev. Bonds, (Local Govt.
Loan Program), Ser. F1, 4.50%, 10/1/29	BB+	650,000	725,569
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds,
(Lawrence Technological U.)
5.00%, 2/1/47	BB+	3,100,000	3,430,646
5.00%, 2/1/37	BB+	1,080,000	1,187,428

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Rev Bonds (Trinity Health Corp.
Oblig. Group)
Ser. A, 5.00% 12/1/47 T	Aa3	$11,000,000	$12,248,696
Ser. A-1, 4.00% 12/1/49 T	Aa3	3,875,000	4,433,461
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Holland Home Oblig. Group)
5.00%, 11/15/43	BBB–/F	500,000	571,345
5.00%, 11/15/34	BBB–/F	1,000,000	1,164,870
			27,015,946
Minnesota (0.8%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/36	BB+	400,000	418,624
Duluth, COP, (Indpt. School Dist. No. 709), Ser. A
4.20%, 3/1/34	Ba2	725,000	782,471
4.00%, 3/1/28	Ba2	760,000	831,045
4.00%, 3/1/27	Ba2	730,000	797,788
3.00%, 3/1/21	Ba2	395,000	398,922
Forest Lake, Charter School Lease Rev. Bonds,
(LILA Bldg. Co.), Ser. A, 5.25%, 8/1/43	BB+	615,000	694,870
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	1,000,000	1,062,670
(Parnassus Preparatory School), Ser. A,
5.00%, 11/1/36	BB	1,500,000	1,649,130
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A,
6.375%, 9/1/31	BBB–	500,000	534,010
			7,169,530
Mississippi (1.6%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.)
Ser. A, 1.20%, 12/1/30	VMIG 1	1,720,000	1,720,000
Ser. B, 1.20%, 12/1/30	VMIG 1	775,000	775,000
Ser. C, 1.20%, 12/1/30	VMIG 1	3,250,000	3,250,000
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	9,350,000	9,408,625
			15,153,625
Missouri (1.5%)
MO State Hlth. & Edl. Fac. Auth. VRDN, (WA U. (The))
Ser. C, 1.15%, 9/1/30	VMIG 1	1,500,000	1,500,000
Ser. D, 1.15%, 9/1/30	VMIG 1	4,900,000	4,900,000
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	1,625,000	1,791,936
St. Louis Cnty., Indl. Dev. Auth. Sr. Living
Fac. Rev. Bonds
(Friendship Village), 5.00%, 9/1/48	BB+/F	1,750,000	1,980,475
(Friendship Village Oblig. Group), Ser. A,
5.00%, 9/1/38	BB+/F	3,000,000	3,400,410
			13,572,821

Tax-Free High Yield Fund 27

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Nebraska (1.3%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A3	$7,750,000	$8,765,483
Central Plains, Energy Rev. Bonds, (NE Gas No. 3),
5.00%, 9/1/32 (Prerefunded 9/1/22)	A3	3,000,000	3,261,030
			12,026,513
Nevada (1.3%)
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/35	B+/P	660,000	728,132
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/30	B+/P	500,000	539,590
(Dist. No. 607 Local Impt.), 5.00%, 6/1/22	BBB–/P	340,000	361,060
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	745,000	821,549
North Las Vegas, G.O. Bonds, AGM
4.00%, 6/1/34	AA	1,075,000	1,226,629
4.00%, 6/1/33	AA	1,400,000	1,600,774
4.00%, 6/1/32	AA	4,330,000	4,964,172
North Las Vegas, Local Impt. Special Assmt.
Bonds, (Valley Vista Special Impt. Dist. No. 64),
4.50%, 6/1/39	B/P	700,000	758,464
NV State Dept. of Bus. & Indl. 144A Rev. Bonds,
(Somerset Academy of Las Vegas), Ser. A,
5.00%, 12/15/38	BB	1,000,000	1,053,900
			12,054,270
New Hampshire (0.5%)
National Fin. Auth. 144A Rev. Bonds,
(Covanta Holding Corp.), Ser. C, 4.875%, 11/1/42	B1	2,100,000	2,235,723
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds,
(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	699,813
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A
6.25%, 7/1/42	B–/P	250,000	279,140
6.125%, 7/1/37	B–/P	1,000,000	1,119,360
			4,334,036
New Jersey (7.5%)
NJ State Econ. Dev. Auth. Rev. Bonds
(Paterson Charter School Science & Tech.), Ser. A,
6.10%, 7/1/44	BB–	655,000	678,030
(Paterson Charter School Science & Tech.), Ser. A,
6.00%, 7/1/32	BB–	300,000	312,582
(Continental Airlines, Inc.), 5.50%, 6/1/33	BB	2,000,000	2,240,440
(Paterson Charter School), Ser. C, 5.30%, 7/1/44	BB–	2,250,000	2,283,368
Ser. EEE, 5.00%, 6/15/48	Baa1	4,000,000	4,715,800
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	500,000	574,455
Ser. EEE, 5.00%, 6/15/43	Baa1	3,910,000	4,644,337
Ser. DDD, 5.00%, 6/15/42	Baa1	1,500,000	1,742,730
Ser. EEE, 5.00%, 6/15/38	Baa1	2,500,000	3,006,300
(Provident Group-Montclair State U. Student Hsg.
& Properties), 5.00%, 6/1/37	AA	1,000,000	1,199,280
Ser. AAA, 5.00%, 6/15/36	Baa1	750,000	876,105

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Econ. Dev. Auth. Rev. Bonds
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/32	BBB–	$1,000,000	$1,183,800
(Biomedical Research), Ser. A, 5.00%, 7/15/29	Baa1	600,000	706,980
(NJ Transit Trans.), Ser. A, 4.00%, 11/1/39	Baa1	2,000,000	2,226,440
(NJ Transit Trans.), Ser. A, 4.00%, 11/1/38	Baa1	3,000,000	3,349,080
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds,
(UMM Energy Partners, LLC), Ser. A
5.00%, 6/15/37	Baa2	1,000,000	1,066,810
4.75%, 6/15/32	Baa2	170,000	180,832
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	BB	1,000,000	1,154,090
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds,
(St. Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	2,500,000	2,640,725
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	1,000,000	1,160,260
Ser. A, 5.00%, 12/15/39	Baa1	550,000	669,730
Ser. A, 5.00%, 12/15/35	Baa1	5,600,000	6,793,080
Ser. A, 5.00%, 12/15/34	Baa1	3,550,000	4,318,291
Ser. A, 5.00%, 12/15/33	Baa1	3,000,000	3,657,720
Ser. A, 4.00%, 12/15/39	Baa1	1,750,000	1,949,640
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. B, 5.00%, 6/1/46	BB+	7,200,000	8,253,576
Ser. A, 5.00%, 6/1/33	A–	6,750,000	8,230,073
			69,814,554
New Mexico (1.3%)
NM State Hosp. Equip. Loan Council First Mtge. Rev.
Bonds, (La Vida Expansion), Ser. A, 5.00%, 7/1/49	BBB–/F	5,755,000	6,562,081
NM State Hosp. Equip. Loan Council Hosp. Rev.
Bonds, Ser. A, 4.00%, 8/1/48	AA	3,500,000	3,973,795
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Residences), Ser. A, 5.00%, 5/15/49	BB+/F	1,200,000	1,333,200
			11,869,076
New York (3.3%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero% (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	596,634
NY City, VRDN, Ser. I-8, 1.15%, 4/1/36	VMIG 1	1,000,000	1,000,000
NY City, Indl. Dev. Agcy. Rev. Bonds,
(Yankee Stadium), AGC, 7.00%, 3/1/49	AA	1,000,000	1,010,180
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN,
Ser. DD-1, 1.18%, 6/15/43	VMIG 1	2,000,000	2,000,000
NY City, Transitional Fin. Auth, Rev. Bonds, Ser. B-1,
4.00%, 11/01/41 T	AAA	10,000,000	11,702,947
NY Counties, Tobacco Trust VI Rev. Bonds,
(Tobacco Settlement Pass Through), Ser. A-2B,
5.00%, 6/1/51	BBB	2,500,000	2,634,075
NY State Dorm. Auth. Non-State Supported Debt
144A Rev. Bonds, (Orange Regl. Med. Ctr.)
5.00%, 12/1/36	Baa3	1,100,000.00	1,308,043
5.00%, 12/1/35	Baa3	1,300,000.00	1,549,405

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB–/P	$1,250,000	$1,416,363
(3 World Trade Ctr., LLC), Class 1-3,
5.00%, 11/15/44	BB–/P	6,750,000	7,512,143
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds,
(St. John’s Riverside Hosp.), Ser. A, 7.125%, 7/1/31	CCC+	435,000	434,896
			31,164,686
North Carolina (1.0%)
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Aldersgate United Methodist Retirement Cmnty.,
Inc.), Ser. A, 5.00%, 7/1/47	BB/P	750,000	829,538
(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	1,500,000	1,621,455
(Twin Lakes Cmnty.), Ser. A, 5.00%, 1/1/44	BBB/F	3,000,000	3,525,480
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	1,625,000	1,790,539
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	1,000,000	1,076,460
			8,843,472
Ohio (4.7%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. A-2, 6.50%, 6/1/47	B3	10,485,000	10,669,536
Ser. A-3, 6.25%, 6/1/37	CCC+	7,300,000	7,606,600
Ser. A-2, 6.00%, 6/1/42	B3	4,015,000	4,038,167
Ser. A-2, 5.75%, 6/1/34	CCC+	3,925,000	3,943,016
Ser. C, zero %, 6/1/52	CCC/P	20,000,000	1,145,200
Ser. B, zero %, 6/1/47	CCC+/P	15,000,000	1,127,250
Centerville, Hlth. Care Rev. Bonds,
(Graceworks Lutheran Svcs.), 5.25%, 11/1/47	BB+/P	2,000,000	2,242,660
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Sq. Foundation),
5.25%, 12/1/38	BB+	1,065,000	1,254,059
Columbus, Swr. VRDN, Ser. B, 0.90%, 6/1/32	VMIG 1	400,000	400,000
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 6.00%, 7/1/35	BBB/F	3,000,000	3,304,710
Hickory Chase, Cmnty. Auth. Infrastructure
Impt. 144A Rev. Bonds, (Hickory Chase), Ser. A,
5.00%, 12/1/40	B+/P	1,485,000	1,620,981
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp.
Syst., Inc.), Ser. C, 6.00%, 8/15/43	Baa1	250,000	250,958
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	2,000,000	2,236,180
OH State Higher Edl. Fac. Comm. Rev. Bonds,
5.25%, 12/1/48	BB	750,000	840,405
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	2,225,000	2,430,768
(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB–/F	235,000	256,712
			43,367,202

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Oklahoma (0.2%)
Tulsa, Muni. Arpt. Trust Rev. Bonds,
(American Airlines, Inc.), Ser. B, 5.50%, 12/1/35	B+/P	$2,000,000	$2,209,460
			2,209,460
Oregon (0.1%)
Warm Springs, Reservation Confederated Tribes
144A Rev. Bonds, (Pelton-Round Butte), Ser. B
5.00%, 11/1/39	A3	700,000	833,280
5.00%, 11/1/32	A3	360,000	441,418
			1,274,698
Pennsylvania (3.7%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.75%, 10/15/40	Baa3	765,000	783,414
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/47	Baa3	2,200,000	2,462,614
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/37	Baa3	1,000,000	1,139,050
(Chatham U.), Ser. A, 5.00%, 9/1/30	BBB–	1,500,000	1,600,395
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB	1,200,000	1,319,028
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	625,000	695,275
Cumberland Cnty., Muni. Auth. Rev. Bonds,
(Asbury PA Obligated Group), 5.00%, 1/1/45	BB+/P	1,000,000	1,095,230
Dallas, Area Muni. Auth. U. Rev. Bonds,
(Misericordia U.), 5.00%, 5/1/48	Baa3	1,000,000	1,141,940
East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds, (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/34	Baa3	800,000	902,448
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds,
(Scranton U.), 4.00%, 11/1/40	A–	1,230,000	1,339,458
Lancaster Cnty., Hosp. Auth. Rev. Bonds,
(Brethren Village), 5.125%, 7/1/37	BB+/F	700,000	777,987
Lancaster Cnty., Hosp. Auth. VRDN,
(Masonic Homes), Ser. D, 1.21%, 7/1/34	A-1	980,000	980,000
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac.
Rev. Bonds, (Moravian Manors, Inc.), Ser. A,
5.00%, 6/15/49	BB+/F	4,705,000	5,289,690
Lancaster, Indl. Dev. Auth. Rev. Bonds,
(Willow Valley Communities)
5.00%, 12/1/49	A/F	2,300,000	2,703,742
5.00%, 12/1/44	A/F	1,850,000	2,183,925
4.00%, 12/1/44	A/F	1,150,000	1,268,140
Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds, (Arcadia U.), 5.25%, 4/1/30	BBB	1,530,000	1,538,216
Montgomery Cnty., Indl. Auth. Rev. Bonds,
(Whitemarsh Continuing Care Retirement Cmnty.),
Ser. A, 5.25%, 1/1/48	BB–/P	1,500,000	1,604,670
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	2,000,000	2,188,960
Northeastern PA Hosp. & Ed. Auth. Rev. Bonds,
(Wilkes U.), Ser. A, 5.25%, 3/1/42	BBB	1,000,000	1,048,720

Tax-Free High Yield Fund 31

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Student Hsg. Rev.
Bonds, (U. Properties, Inc.-East Stroudsburg), Ser. A,
5.00%, 7/1/31	Baa3	$1,000,000	$1,171,010
Susquehanna, Area Regl. Arpt. Auth. Syst. Rev.
Bonds, 5.00%, 1/1/35	Baa3	800,000	945,232
			34,179,144
Puerto Rico (0.4%)
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A-1, 5.00%, 7/1/58	B/P	1,097,000	1,236,209
Ser. A-2, 4.784%, 7/1/58	B/P	240,000	266,273
Ser. A-1, 4.75%, 7/1/53	B/P	433,000	480,162
Ser. A-1, 4.55%, 7/1/40	B/P	59,000	65,160
Ser. A-2, 4.536%, 7/1/53	B/P	17,000	18,560
Ser. A-1, 4.50%, 7/1/34	B/P	116,000	127,788
Ser. A-2, 4.329%, 7/1/40	B/P	600,000	652,908
Ser. A-1, zero %, 7/1/51	B/P	1,236,000	262,860
Ser. A-1, zero %, 7/1/46	B/P	1,518,000	445,412
Ser. A-1, zero %, 7/1/33	B/P	159,000	109,500
Ser. A-1, zero %, 7/1/31	B/P	141,000	104,348
Ser. A-1, zero %, 7/1/29	B/P	109,000	86,611
Ser. A-1, zero %, 7/1/27	B/P	112,000	94,408
Ser. A-1, zero %, 7/1/24	B/P	66,000	60,036
			4,010,235
Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,000,000	3,236,400
			3,236,400
South Carolina (2.7%)
Berkeley Cnty., Assmt. Rev. Bonds,
(Nexton Impt. Dist.), 4.25%, 11/1/40	BB–/P	1,000,000	1,021,580
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev.
Bonds, (High Point Academy), Ser. A, 5.75%, 6/15/39	Ba1	2,000,000	2,281,540
SC State Jobs-Econ. Dev. Auth. Rev. Bonds,
(Woodlands at Furman), Ser. A
5.00%, 11/15/54	BB/P	1,000,000	1,106,810
5.00%, 11/15/42	BB/P	585,000	657,686
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	6,220,000	7,086,135
Ser. E, 5.25%, 12/1/55	A2	2,500,000	2,908,000
Ser. E, 5.00%, 12/1/48	A2	2,000,000	2,221,120
Ser. C, 5.00%, 12/1/46	A2	1,000,000	1,134,550
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	600,445
SC Trans. Infrastructure Bank Mandatory Put Bonds
(10/1/22), Ser. 03B, 1.643%, 10/1/31	Aa3	6,470,000	6,493,745
			25,511,611
Tennessee (1.5%)
Chattanooga, Hlth. Edl. & Hsg Fac. Rev. Bonds
(CommonSpirit Health Oblig. Group)
Ser A-1, 4.00%, 8/1/37 T	BBB+	425,000	492,392
Ser A-1, 4.00%, 8/1/38 T	BBB+	425,000	490,777

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Tennessee cont.
Chattanooga, Hlth Edl. & Hsg Fac. Rev. Bonds
CommonSpirit Health Oblig. Group)
Ser A-2, 5.00%, 8/1/44 T	BBB+	$425,000	$510,019
Ser A-1, 4.00%, 8/1/44 T	BBB+	850,000	971,370
Ser A-2, 5.00%, 8/1/49 T	BBB+	725,000	862,323
Metro. Govt. Nashville & Davidson Cnty., Hlth. &
Edl. Fac. Board Mandatory Put Bonds (7/1/21),
(Vanderbilt U. Med. Ctr.), Ser. D, 4.234%, 7/1/46	A3	5,000,000	5,092,401
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl.
Fac. Board Rev. Bonds, (Trevecca Nazarene U.)
5.00%, 10/1/48	BBB–/F	1,800,000	2,122,992
5.00%, 10/1/39	BBB–/F	800,000	959,320
5.00%, 10/1/34	BBB–/F	400,000	487,180
5.00%, 10/1/29	BBB–/F	600,000	725,772
Nashville, Metro. Dev. & Hsg. Agcy. 144A Tax Alloc.
Bonds, (Fifth & Broadway Dev. Dist.), 5.125%, 6/1/36	B+/P	1,250,000	1,419,688
			14,134,234
Texas (7.7%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds,
(Uplift Ed.), Ser. A, 5.00%, 12/1/36	BBB–	815,000	936,525
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB–/P	6,000,000	6,924,900
(Idea Pub. Schools), 5.00%, 8/15/32	A–	2,100,000	2,273,985
(IDEA Pub. Schools), Ser. B, 5.00%, 8/15/27	A–	375,000	455,430
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A+	2,265,000	2,439,065
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds,
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	1,000,000	1,108,390
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN,
(The Methodist Hosp.), Ser. C-1, 1.15%, 12/1/24	A-1+	5,800,000	5,800,000
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc. Term. Project),
6.50%, 7/15/30	BB	3,200,000	3,412,032
Ser. B-1, 5.00%, 7/15/35	BB	200,000	227,718
Ser. B-1, 5.00%, 7/15/30	BB	2,650,000	3,030,593
Houston, Higher Ed. Fin. Co. Rev. Bonds,
(Cosmos Foundation), Ser. A
5.00%, 2/15/42	BBB	2,250,000	2,377,013
5.00%, 2/15/32	BBB	2,250,000	2,395,575
Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds, (Southwest Airlines Co.), 5.25%, 11/1/40	A3	4,000,000	4,117,440
Matagorda Cnty., Poll. Control Rev. Bonds,
(Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	3,000,000	3,687,390
Montgomery Cnty., Toll Road Auth. Rev. Bonds
5.00%, 9/15/38	BBB–	1,830,000	2,087,426
5.00%, 9/15/34	BBB–	170,000	195,585
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(MRC Sr. Living-Langford (The)), Ser. A,
5.50%, 11/15/52	B–/P	250,000	267,618
(MRC Senior Living-Langford (The)),
5.50%, 11/15/46	B–/P	700,000	752,738

Tax-Free High Yield Fund 33

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Texas cont.
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	$1,050,000	$1,133,108
(MRC Senior Living-Langford (The)),
5.375%, 11/15/36	B–/P	500,000	541,990
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	Ba1	3,500,000	3,767,715
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	541,410
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/38	AA	500,000	590,495
(MRC Crestview), 5.00%, 11/15/36	BB+/F	350,000	386,022
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/32	AA	700,000	838,670
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 5.00%, 7/1/30	AA	400,000	483,904
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.00%, 7/1/43	AA	1,600,000	1,731,680
Newark, Higher Ed. Fin. Corp. Rev. Bonds,
(Austin Achieve Pub. Schools, Inc.)
5.00%, 6/15/48	BB–/P	750,000	775,110
5.00%, 6/15/38	BB–/P	245,000	254,386
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.),
5.00%, 11/15/37	A/F	1,620,000	1,919,749
Temple, Tax Increment 144A Tax Alloc. Bonds,
(Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	BB+	3,500,000	3,878,385
TX Private Activity Surface Trans. Corp. Rev. Bonds
(LBJ Infrastructure), 7.00%, 6/30/40	Baa3	4,500,000	4,601,880
(Segment 3C), 5.00%, 6/30/58	Baa3	4,500,000	5,333,985
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC
(SH 288 Toll Lane))
5.00%, 12/31/55	Baa3	1,500,000	1,701,690
5.00%, 12/31/50	Baa3	250,000	284,520
TX State Trans. Comm. Rev. Bonds,
(State Hwy. 249 Sys.), Ser. A, zero %, 8/1/39	Baa3	1,500,000	707,160
			71,961,282
Utah (0.5%)
Infrastructure Agcy. Telecomm. Rev. Bonds
4.00%, 10/15/42	BBB–/F	1,500,000	1,609,320
4.00%, 10/15/36	BBB–/F	1,000,000	1,097,140
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.),
Ser. A, 1.18%, 5/15/37	VMIG 1	2,400,000	2,400,000
			5,106,460
Virginia (2.0%)
Charles City Cnty., Econ. Dev. Auth. Solid Waste
Disp. Mandatory Put Bonds (5/2/22), (Waste
Management, Inc.), 2.40%, 8/1/27	A–	1,625,000	1,666,503
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.15%, 3/1/35	B/P	500,000	531,825
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB+/F	350,000	403,792

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Virginia cont.
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), Ser. A, 5.00%, 1/1/42	BBB–/F	$690,000	$746,718
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	835,000	876,900
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66 P3), 5.00%, 12/31/56	Baa3	3,000,000	3,477,720
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	1,500,000	1,661,685
Sussex Cnty., Indl. Dev. Auth. Solid Waste
Disp. Mandatory Put Bonds (5/2/22),
(Waste Management, Inc.), Ser. A, 2.40%, 6/1/28	A–	1,625,000	1,666,454
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB	1,725,000	1,903,589
(95 Express Lanes, LLC), 5.00%, 1/1/40	BBB	4,500,000	4,781,970
VA State Small Bus. Fin. Auth. Solid Waste Disp.
Fac. 144A, FRN Mandatory Put Bonds (7/1/38),
(Covanta Holding Corp.), 5.00%, 1/1/48	B	1,000,000	1,065,980
			18,783,136
Washington (3.2%)
Kalispel Tribe of Indians Priority Dist. Rev. Bonds,
Ser. A, 5.00%, 1/1/32	BB+/P	1,000,000	1,161,230
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds,
(Delta Airlines, Inc.), 5.00%, 4/1/30	BBB–	5,700,000	6,250,392
Skagit Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds,
(Skagit Regl. Hlth. Impt.), 5.00%, 12/1/37	Baa2	2,000,000	2,300,700
WA State G.O. Bonds
Ser. 21A, 5.00%, 6/1/ ###	Aaa	1,935,000	2,375,348
Ser. 21A, 5.00%, 6/1/37 ###	Aaa	2,000,000	2,484,000
Ser. 21A, 5.00%, 6/1/29 ###	Aaa	1,150,000	1,440,214
Ser. D, 4.00%, 2/1/34	Aaa	5,000,000	5,362,800
WA State Hlth. Care Fac. Auth. Rev. Bonds,
(Overlake Hosp. Med. Ctr.), Ser. A, 4.00%, 7/1/37	A2	3,125,000	3,511,969
WA State Hsg. Fin. Comm. Rev. Bonds,
(Wesley Homes Lea Hill), 5.00%, 7/1/36	B/P	575,000	628,947
WA State Hsg. Fin. Comm. 144A Rev. Bonds,
(Presbyterian Retirement Cmnty. Northwest),
Ser. A, 5.00%, 1/1/46	BB/F	4,000,000	4,447,200
			29,962,800
Wisconsin (2.6%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	800,000	870,128
(Trans. Infrastructure Properties), 5.00%, 7/1/42	BBB+	3,500,000	3,733,310
Pub. Fin. Auth. Ed. 144A Rev. Bonds,
(North Carolina Leadership Academy)
5.00%, 6/15/54	BB+/P	455,000	486,381
5.00%, 6/15/49	BB+/P	1,040,000	1,117,823
5.00%, 6/15/39	BB+/P	410,000	445,039
Pub. Fin. Auth. Edl. Fac. Rev. Bonds,
(Piedmont Cmnty. Charter School), 5.00%, 6/15/53	Baa3	1,000,000	1,162,310

Tax-Free High Yield Fund 35

MUNICIPAL BONDS AND NOTES (102.3%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
Pub. Fin. Auth. Exempt Fac. Rev. Bonds,
(Celanese U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	BBB	$700,000	$770,672
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	850,000	963,943
5.00%, 5/1/42	BBB+	500,000	569,530
Pub. Fin. Auth. Ltd. Oblig. Pilot 144A Rev. Bonds,
(American Dream at Meadowlands), 7.00%, 12/1/50	BB/P	1,720,000	2,077,777
Pub. Fin. Auth. Retirement Communities
Rev. Bonds, (Evergreens Oblig. Group), Ser. A,
5.00%, 11/15/44	BBB/F	2,000,000	2,315,560
Pub. Fin. Auth. Retirement Fac. Rev. Bonds,
(Southminster, Inc.), 5.00%, 10/1/43	BB/F	1,500,000	1,675,440
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	750,000	779,550
(Prohealth Care, Inc.), 5.00%, 8/15/39	A1	750,000	841,988
(Thedacare, Inc.), 4.00%, 12/15/49	A1	1,395,000	1,561,019
WI State Pub. Fin. Auth Sr. Living Rev. Bonds,
(Rose Villa, Inc.), Ser. A
6.00%, 11/15/49	BB–/P	1,000,000	1,104,940
5.75%, 11/15/44	BB–/P	500,000	548,175
5.50%, 11/15/34	BB–/P	1,685,000	1,853,871
WI State Pub. Fin. Auth. 144A Rev. Bonds,
(Church Home of Hartford, Inc.), Ser. A,
5.00%, 9/1/38	BB/F	1,500,000	1,620,660
			24,498,116
Total municipal bonds and notes (cost $881,943,320)			$952,203,193

UNITIZED TRUST (0.1%)*		Shares	Value
CMS Liquidating Trust 144A F		400	$715,188
Total unitized trust (cost $1,206,477)			$715,188

	Principal amount/
SHORT-TERM INVESTMENTS (1.8%)*		shares	Value
Putnam Short Term Investment Fund 1.70% L	Shares	15,002,704	$15,002,704
U.S. Treasury Bills 1.565%, 6/11/20 # Δ		$694,000	690,251
U.S. Treasury Bills 1.650%, 4/16/20 # Δ		338,000	336,954
U.S. Treasury Bills 1.898%, 3/12/20 Δ		252,000	251,592
U.S. Treasury Bills 1.574%, 5/7/20 #		165,000	164,339
U.S. Treasury Bills 1.724%, 2/20/20 Δ		63,000	62,956
Total short-term investments (cost $16,508,597)			$16,508,796

TOTAL INVESTMENTS
Total investments (cost $899,658,394)			$969,427,177

36 Tax-Free High Yield Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2019 through January 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $930,646,261.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

† This security is non-income-producing.

 †† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $272,944 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $881,937 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L See Note 5 to the financial statements regarding investments in Putnam Short Term Investment Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

### When-issued security (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $73,007,022 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.94%, 1.66% and 1.75%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	25.1%
Education	14.4
State debt	12.6

Tax-Free High Yield Fund 37

FUTURES CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond 30 yr (Short)	13	$2,125,906	$2,125,906	Mar-20	$(55,279)
U.S. Treasury Bond Ultra 30 yr (Short)	52	10,071,750	10,071,750	Mar-20	(321,617)
Unrealized appreciation					—
Unrealized (depreciation)					(376,896)
Total					$(376,896)

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
		Upfront
		premium	Termina-			Unrealized
Swap counterparty/		received	tion	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
Citibank, N.A.
$19,440,000	$382,754 E	$—	10/18/31	1.404% —	SIFMA Municipal	$(382,755)
				Quarterly	Swap index —
					Quarterly
20,155,000	592,960 E	—	10/21/41	1.559% —	SIFMA Municipal	(592,960)
				Quarterly	Swap index —
					Quarterly
36,000,000	352,512 E	—	10/18/26	SIFMA Municipal	1.182% — Quarterly	352,512
				Swap index —
				Quarterly
68,480,000	593,996 E	—	10/20/26	SIFMA Municipal	1.159% — Quarterly	593,996
				Swap index —
				Quarterly
Upfront premium received		—		Unrealized appreciation		946,508
Upfront premium (paid)		—		Unrealized (depreciation)		(975,715)
Total		$—		Total		$(29,207)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$7,240,000	$39,197	$—	4/16/20	—	1.02% minus	$39,197
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
Citibank, N.A.
2,162,500	183,728	—	2/10/20	—	2.24% minus	183,728
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity

38 Tax-Free High Yield Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$2,140,000	$340,172	—	6/2/20	—	2.7% minus	$(340,172)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
4,275,000	686,890	—	6/4/20	—	2.71% minus	(686,890)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Morgan Stanley & Co. International PLC
7,240,000	38,177	—	4/21/20	—	1.02% minus	38,177
					Municipal Market
					Data Index AAA
					municipal yields
					5 Year rate — At
					maturity
2,675,000	413,844	—	6/4/20	—	2.68% minus	(413,844)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		261,102
Upfront premium (paid)		—		Unrealized (depreciation)		(1,440,906)
Total		$—		Total		$(1,179,804)

Tax-Free High Yield Fund 39

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$952,203,193	$—
Unitized trust	—	—	715,188
Short-term investments	15,002,704	1,506,092	—
Totals by level	$15,002,704	$953,709,285	$715,188

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(376,896)	$—	$—
Interest rate swap contracts	—	(29,207)	—
Total return swap contracts	—	(1,179,804)	—
Totals by level	$(376,896)	$(1,209,011)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40 Tax-Free High Yield Fund

Statement of assets and liabilities 1/31/20 (Unaudited)
ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $884,655,690)	$954,424,473
Affiliated issuers (identified cost $15,002,704) (Notes 1 and 5)	15,002,704
Interest and other receivables	8,023,698
Receivable for shares of the fund sold	898,194
Receivable for investments sold	309,600
Receivable for sales of delayed delivery securities (Note 1)	3,083,784
Receivable for custodian fees (Note 2)	57,069
Unrealized appreciation on OTC swap contracts (Note 1)	1,207,610
Prepaid assets	58,472
Total assets	983,065,604

LIABILITIES
Payable for investments purchased	3,317,820
Payable for purchases of delayed delivery securities (Note 1)	16,988,256
Payable for shares of the fund repurchased	1,828,660
Payable for compensation of Manager (Note 2)	362,781
Payable for investor servicing fees (Note 2)	106,158
Payable for Trustee compensation and expenses (Note 2)	351,621
Payable for administrative services (Note 2)	8,654
Payable for distribution fees (Note 2)	181,593
Payable for variation margin on futures contracts (Note 1)	32,500
Payable for floating rate notes issued (Note 1)	26,578,240
Distributions payable to shareholders	155,100
Unrealized depreciation on OTC swap contracts (Note 1)	2,416,621
Other accrued expenses	91,339
Total liabilities	52,419,343

Net assets	$930,646,261

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$859,163,045
Total distributable earnings (Note 1)	71,483,216
Total — Representing net assets applicable to capital shares outstanding	$930,646,261

(Continued on next page)

Tax-Free High Yield Fund 41

Statement of assets and liabilities cont.
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($707,820,743 divided by 54,193,877 shares)	$13.06
Offering price per class A share (100/96.00 of $13.06)*	$13.60
Net asset value and offering price per class B share ($5,263,030 divided by 402,040 shares)**	$13.09
Net asset value and offering price per class C share ($48,562,166 divided by 3,708,844 shares)**	$13.09
Net asset value, offering price and redemption price per class R6 share
($1,352,102 divided by 103,046 shares)	$13.12
Net asset value, offering price and redemption price per class Y share
($167,648,220 divided by 12,779,607 shares)	$13.12

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

42 Tax-Free High Yield Fund

Statement of operations Six months ended 1/31/20 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $44,458 from investments in affiliated issuers) (Note 5)	$18,683,597
Total investment income	18,683,597

EXPENSES
Compensation of Manager (Note 2)	2,127,135
Investor servicing fees (Note 2)	320,402
Custodian fees (Note 2)	8,130
Trustee compensation and expenses (Note 2)	11,068
Distribution fees (Note 2)	1,078,438
Administrative services (Note 2)	14,457
Interest and fees expense (Note 1)	152,746
Other	175,619
Total expenses	3,887,995

Expense reduction (Note 2)	(59,203)
Net expenses	3,828,792

Net investment income	14,854,805

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	4,630,136
Futures contracts (Note 1)	302,675
Swap contracts (Note 1)	2,264,798
Total net realized gain	7,197,609
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	18,633,432
Futures contracts	(376,896)
Swap contracts	(1,543,201)
Total change in net unrealized appreciation	16,713,335

Net gain on investments	23,910,944

Net increase in net assets resulting from operations	$38,765,749

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 43

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/20*	Year ended 7/31/19
Operations
Net investment income	$14,854,805	$30,840,069
Net realized gain on investments	7,197,609	12,533,388
Change in net unrealized appreciation of investments	16,713,335	14,610,285
Net increase in net assets resulting from operations	38,765,749	57,983,742
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(526,225)	(1,271,753)
Class B	(4,080)	(13,482)
Class C	(36,368)	(106,240)
Class M	—	(13,988)
Class R6	(963)	(1,977)
Class Y	(121,136)	(248,883)
From tax-exempt net investment income
Class A	(11,209,287)	(23,476,530)
Class B	(75,502)	(201,923)
Class C	(604,983)	(1,483,749)
Class M	(61,360)	(227,261)
Class R6	(22,237)	(29,681)
Class Y	(2,709,808)	(5,028,076)
From net realized long-term gain on investments
Class A	(4,311,821)	—
Class B	(33,430)	—
Class C	(297,993)	—
Class R6	(7,887)	—
Class Y	(992,572)	—
Net realized short-term gain on investments
Class A	(3,135,869)	—
Class B	(24,313)	—
Class C	(216,722)	—
Class R6	(5,736)	—
Class Y	(721,870)	—
Increase (decrease) from capital share transactions (Note 4)	27,553,445	(35,664,359)
Total increase (decrease) in net assets	41,199,032	(9,784,160)

NET ASSETS
Beginning of period	889,447,229	899,231,389
End of period	$930,646,261	$889,447,229

* Unaudited.

The accompanying notes are an integral part of these financial statements.

44 Tax-Free High Yield Fund

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Tax-Free High Yield Fund 45

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	(%)
Class A
January 31, 2020 **	$12.87	.21	.34	.55	(.22)	(.14)	(.36)	$13.06	4.35*	$707,821	.43*d	1.66*	13*
July 31, 2019	12.49	.45	.40	.85	(.47)	—	(.47)	12.87	6.98	680,689	.84[d]	3.59	47
July 31, 2018	12.51	.49	(.02)	.47	(.49)	—	(.49)	12.49	3.81	687,025.82		3.71	39
July 31, 2017	13.01	.51	(.50)	.01	(.51)	—	(.51)	12.51	.15	715,286.83		3.85	32
July 31, 2016	12.39	.52	.62	1.14	(.52)	—	(.52)	13.01	9.37	822,429	.82[c]	4.02[c]	25
July 31, 2015	12.27	.55	.12	.67	(.55)	—	(.55)	12.39	5.48	765,887.80		4.28	17
Class B
January 31, 2020 **	$12.90	.17	.34	.51	(.18)	(.14)	(.32)	$13.09	4.01*	$5,263	.74*d	1.35*	13*
July 31, 2019	12.51	.38	.40	.78	(.39)	—	(.39)	12.90	6.39	6,297	1.46[d]	2.98	47
July 31, 2018	12.54	.41	(.03)	.38	(.41)	—	(.41)	12.51	3.08	7,834	1.44	3.09	39
July 31, 2017	13.04	.43	(.50)	(.07)	(.43)	—	(.43)	12.54	(.47)	10,206	1.45	3.22	32
July 31, 2016	12.42	.44	.62	1.06	(.44)	—	(.44)	13.04	8.68	12,746	1.44[c]	3.40[c]	25
July 31, 2015	12.29	.47	.13	.60	(.47)	—	(.47)	12.42	4.91	11,828	1.42	3.66	17
Class C
January 31, 2020 **	$12.90	.16	.34	.50	(.17)	(.14)	(.31)	$13.09	3.93*	$48,562	.81*d	1.27*	13*
July 31, 2019	12.52	.36	.39	.75	(.37)	—	(.37)	12.90	6.15	49,747	1.61[d]	2.83	47
July 31, 2018	12.54	.39	(.02)	.37	(.39)	—	(.39)	12.52	3.00	58,811	1.59	2.94	39
July 31, 2017	13.04	.41	(.50)	(.09)	(.41)	—	(.41)	12.54	(.62)	67,722	1.60	3.08	32
July 31, 2016	12.42	.42	.62	1.04	(.42)	—	(.42)	13.04	8.52	80,038	1.59[c]	3.25[c]	25
July 31, 2015	12.29	.45	.13	.58	(.45)	—	(.45)	12.42	4.75	66,342	1.57	3.51	17
Class R6
January 31, 2020 **	$12.93	.23	.34	.57	(.24)	(.14)	(.38)	$13.12	4.47*	$1,352	.30 *d	1.79 *	13*
July 31, 2019	12.54	.48	.41	.89	(.50)	—	(.50)	12.93	7.30	1,121	.59[d]	3.83	47
July 31, 2018 †	12.46	.10	.08	.18	(.10)	—	(.10)	12.54	1.41*	10	.11*	.76*	39
Class Y
January 31, 2020 **	$12.92	.23	.35	.58	(.24)	(.14)	(.38)	$13.12	4.54*	$167,648	.31*d	1.78*	13*
July 31, 2019	12.54	.48	.40	.88	(.50)	—	(.50)	12.92	7.21	145,164	.61[d]	3.82	47
July 31, 2018	12.56	.52	(.02)	.50	(.52)	—	(.52)	12.54	4.03	138,347.59		3.93	39
July 31, 2017	13.06	.53	(.50)	.03	(.53)	—	(.53)	12.56	.38	157,229.60		4.05	32
July 31, 2016	12.44	.54	.62	1.16	(.54)	—	(.54)	13.06	9.59	168,811	.59[c]	4.24[c]	25
July 31, 2015	12.31	.57	.13	.70	(.57)	—	(.57)	12.44	5.79	129,540.57		4.51	17

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to July 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

d Includes interest and fee expense associated with borrowings which amounted to (for each class):

Percentage of average
net assets
January 31, 2020	0.02%
July 31, 2019	0.02

The accompanying notes are an integral part of these financial statements.

46 Tax-Free High Yield Fund	Tax-Free High Yield Fund 47

Notes to financial statements 1/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through January 31, 2020.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment-grade securities, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. This investment policy cannot be changed without the approval of the fund’s shareholders. Such tax-exempt investments in which the fund will invest are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from federal income tax. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Effective November 25. 2019, class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

48 Tax-Free High Yield Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tax-Free High Yield Fund 49

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counter-party credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, and for hedging inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could

50 Tax-Free High Yield Fund

be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,248,208 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $881,937 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $44,735,816 were held by the TOB trust and served as collateral for $26,578,240 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $96,111 for these investments based on an average interest rate of 1.24%.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to

Tax-Free High Yield Fund 51

1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $899,493,903, resulting in gross unrealized appreciation and depreciation of $85,878,471 and $17,531,105, respectively, or net unrealized appreciation of $68,347,367.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.235% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution

52 Tax-Free High Yield Fund

plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$244,180	Class R6	318
Class B	2,031	Class Y	55,142
Class C	17,295	Total	$320,402
Class M	1,436

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $59.203 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $619, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

Tax-Free High Yield Fund 53

Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$797,693
Class B	1.00%	0.85%	24,546
Class C	1.00%	1.00%	246,061
Class M**	1.00%	0.50%	10,138
Total			$1,078,438

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

** Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,761 and $6 from the sale of class A and class M shares, respectively, and received $1,474 and $65 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$147,522,992	$115,096,098
U.S. government securities (Long-term)	—	—
Total	$147,522,992	$115,096,098

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	3,566,462	$46,266,363	5,040,318	$62,928,973
Shares issued in connection with
reinvestment of distributions	1,308,620	16,923,662	1,697,853	21,181,874
	4,875,082	63,190,025	6,738,171	84,110,847
Shares repurchased	(3,582,515)	(46,481,236)	(8,859,227)	(110,237,424)
Net increase (decrease)	1,292,567	$16,708,789	(2,121,056)	$(26,126,577)

54 Tax-Free High Yield Fund

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	2,205	$28,756	4,956	$61,949
Shares issued in connection with
reinvestment of distributions	8,854	114,738	14,448	180,415
	11,059	143,494	19,404	242,364
Shares repurchased	(97,296)	(1,267,359)	(157,156)	(1,964,709)
Net decrease	(86,237)	$(1,123,865)	(137,752)	$(1,722,345)

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	224,422	$2,920,237	410,593	$5,121,959
Shares issued in connection with
reinvestment of distributions	59,387	769,347	85,521	1,068,214
	283,809	3,689,584	496,114	6,190,173
Shares repurchased	(431,582)	(5,620,923)	(1,337,957)	(16,709,814)
Net decrease	(147,773)	$(1,931,339)	(841,843)	$(10,519,641)

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class M*	Shares	Amount	Shares	Amount
Shares sold	2,081	$27,038	79,843	$984,544
Shares issued in connection with
reinvestment of distributions	3,363	43,820	17,548	218,722
	5,444	70,858	97,391	1,203,266
Shares repurchased	(505,032)	(6,541,035)	(174,674)	(2,175,556)
Net decrease	(499,588)	$(6,470,177)	(77,283)	$(972,290)

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	24,113	$315,821	101,333	$1,255,258
Shares issued in connection with
reinvestment of distributions	2,850	36,823	2,532	31,658
	26,963	352,644	103,865	1,286,916
Shares repurchased	(10,633)	(138,960)	(17,958)	(226,479)
Net increase	16,330	$213,684	85,907	$1,060,437

	SIX MONTHS ENDED 1/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,092,422	$27,285,855	3,932,763	$49,122,038
Shares issued in connection with
reinvestment of distributions	275,627	3,580,003	331,254	4,153,644
	2,368,049	30,865,858	4,264,017	53,275,682
Shares repurchased	(821,153)	(10,709,505)	(4,064,116)	(50,659,625)
Net increase	1,546,896	$20,156,353	199,901	$2,616,057

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer available to be purchased.

Tax-Free High Yield Fund 55

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/19	cost	proceeds	income	of 1/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$—	$73,177,361	$58,174,657	$44,458	$15,002,704
Total Short-term
investments	$—	$73,177,361	$58,174,657	$44,458	$15,002,704

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	60
OTC interest rate swap contracts (notional)	$131,200,000
OTC total return swap contracts (notional)	$37,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$1,207,610	Payables	$2,793,517*
Total		$1,207,610		$2,793,517

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

56 Tax-Free High Yield Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$302,675	$2,264,798	$2,567,473
Total	$302,675	$2,264,798	$2,567,473

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(376,896)	$(1,543,201)	$(1,920,097)
Total	$(376,896)	$(1,543,201)	$(1,920,097)

Tax-Free High Yield Fund 57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	BNP Paribas	Citibank, N.A.	JPMorgan Securities LLC	Morgan Stanley & Co. InternationalPLC	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$946,508	$—	$—	$946,508
OTC Total return swap contracts*#	39,197	—	183,728	—	38,177	261,102
Futures contracts§	—	—	—	—	—	—
Total Assets	$39,197	$—	$1,130,236	$—	$38,177	$1,207,610
Liabilities:
OTC Interest rate swap contracts*#	—	—	975,715	—	—	975,715
OTC Total return swap contracts*#	—	—	1,027,062	—	413,844	1,440,906
Futures contracts§	—	—	—	32,500	—	32,500
Total Liabilities	$—	$—	$2,002,777	$32,500	$413,844	$2,449,121
Total Financial and Derivative	$39,197	$—	$(872,541)	$(32,500)	$(375,667)	$(1,241,511)
Net Assets
Total collateral received	$—	$—	$(588,685)	$—	$(293,252)
(pledged)†##
Net amount	$39,197	$—	$(283,856)	$(32,500)	$(82,415)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$(588,685)	$—	$(293,252)	$(881,937)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $272,944.

58 Tax-Free High Yield Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡ :
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

Tax-Free High Yield Fund 59

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60 Tax-Free High Yield Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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Call Putnam at 1-800-225-1581.

SA042 320185 3/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Fee Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2020